Short-term Borrowings	12 Months Ended
Dec. 31, 2022
Short-term Borrowings [Abstract]
Short-term Borrowings

Note 9 — Short-term Borrowings

As of December 31, 2022 and 2021, total short-term borrowings outstanding was $110,000 representing a loan owed to a minority shareholder.

In October 2021, Lion Wealth Management Limited (“LWML”) and Dawa Future Graphic Technology Co., Ltd (“DAWA”) formed Lion Metaverse Limited to develop the Group’s newly launched Metaverse project “Lion World”. LWML and DAWA each hold 50% of equity interest in LML. LWML agreed to loan LML for its operation and evidence by the loan agreements. As of December 31, 2022 and 2021, total loan lent to LML is RMB 32,600,000 (approximately US $4,682,000) and RMB 15,000,000 (approximately US $2,325,000), respectively. The loan amount has been eliminated upon consolidation.